UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2019

Diamond S Shipping Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-38771	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Benedict Place, Greenwich, CT 06830
(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (203) 413-2000

3 Iossonos Street, Piraeus, Greece, 18537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 27, 2019, Diamond S Shipping Inc. (the “Company” or “Diamond S”), DSS Holdings L.P. (“DSS LP”) and Capital Product Partners L.P. (“CPLP”) completed the transactions contemplated by that certain Transaction Agreement, dated as of November 27, 2018 (as amended, the “Transaction Agreement”), among DSS LP, CPLP and certain of their respective subsidiaries. The Company was formed for the purpose of receiving, via contribution from CPLP, CPLP’s crude and product tanker business and combining that business with DSS LP’s business and operations pursuant to the Transaction Agreement.

Credit Agreement

On March 27, 2019, the Company entered into a $360,000,000 five-year senior secured term loan and revolving credit facility, among the Company, the lenders named therein and Nordea Bank Abp, New York Branch, as administrative agent and security trustee (the “Credit Agreement”). The Credit Agreement provides for borrowings of up to $360,000,000 and is secured by mortgages over 28 collateral vessels (the “Collateral Vessels”). Loans under the Credit Agreement are available in two tranches consisting of an up to $300,000,000 term loan and up to $60,000,000 in revolving loans, for an aggregate amount not to exceed the lesser of 65% of the fair market value of the Collateral Vessels and $360,000,000. The Company’s borrowings under the Credit Agreement bear interest at the LIBOR rate with three- or six-month interest periods, plus a margin of 2.65% per annum. Commitment fees on undrawn amounts are 40% of the margin. The secured term loan must be repaid in equal consecutive quarterly installments in an amount that reflects a straight-line amortization reducing the principal amount to $0 upon the Collateral Vessels having achieved an average age of 17 years. The revolving loans and any outstanding amounts under the term loan are due in five years. The Credit Agreement includes covenants pertaining to, among other things, the ability to incur indebtedness, restrictions on payment of dividends, minimum cash balance, collateral maintenance, net debt to capitalization ratio and other customary restrictions. The Credit Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

Director Designation Agreements

On March 27, 2019, the Company entered into separate director designation agreements (collectively, the “Director Designation Agreements”) with specified investors, which include Capital Maritime & Trading Corp. (“CMTC”) and certain of its affiliates (collectively, the “Former CPLP Holders”) and funds managed by WL Ross & Co. LLC (collectively, the “WLR Investors”) and funds managed by First Reserve (collectively, the “First Reserve Investors” and together with the WLR Investors, the “Former DSS Holders”). These agreements are described in the section entitled “Certain Relationships and Related Person Transactions” of the Information Statement (the “Information Statement”) filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, which was declared effective by the Securities and Exchange Commission on March 14, 2019, which section is incorporated by reference herein. The Director Designation Agreements are filed as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Management and Services Agreement, Commercial Management Agreement and Technical Management Agreements

On March 27, 2019, the Company entered into a management and services agreement with Capital Ship Management Corp. (“CSM”), the manager of the CPLP fleet, pursuant to which the vessels contributed by CPLP to the Company pursuant to the Transaction Agreement (the “Former CPLP Vessels”) will continue to be managed by CSM for a period of time (the “Management and Services Agreement”).

On March 27, 2019, pursuant to the Management and Services Agreement, the Company and CSM entered into a separate commercial management agreement, under which CSM is responsible to provide certain commercial management services, including obtaining employment for the Former CPLP Vessels, arranging for the provision of bunker fuels, voyage accounting and collecting sums due to the Company, issuing voyage instructions, appointing agents and arranging necessary surveys associated with the commercial operation of the Former CPLP Vessels (the “Commercial Management Agreement”).

On March 27, 2019, pursuant to the Management and Services Agreement, each owner of the Former CPLP Vessels and CSM entered into separate agreements for technical management services, including managing the day-to-day operations of the vessels, ensuring regulatory and classification society compliance, arranging for dry docking, repairs, alterations and maintenance, arranging the supply of stores, provisions, spares and lubricating oil, appointing supervisors and technical consultants, supervising the sale of the vessels, arranging for the testing of bunkers and arranging the hire of qualified officers and crew (collectively, the “Technical Management Agreements”).

These agreements are described in the section entitled “Certain Relationships and Related Person Transactions” of the Information Statement, which section is incorporated by reference herein. The Management and Services Agreement, the Commercial Management Agreement and a Form of Technical Management Agreement are filed as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Registration Rights Agreement

On March 27, 2019, the Company entered into a resale and registration rights agreement with CMTC and its affiliates (collectively, the “CMTC Holders”) in respect of the shares of Diamond S common stock distributed to them in the distribution, as well as with DSS LP’s limited partners in respect of the shares of Diamond S common stock issued on a private placement basis pursuant to the Transaction Agreement (the “Registration Rights Agreement”). A summary of this agreement is provided in the section entitled “Certain Relationships and Related Person Transactions” of the Information Statement, which section is incorporated by reference herein. The Registration Rights Agreement is filed as Exhibit 10.8 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On March 27, 2019, CPLP completed the distribution of all 12,725,000 of the then-outstanding shares of Diamond S common stock by way of a pro rata distribution to holders of CPLP common units and CPLP general partner units. The Company is now an independent public company trading under the symbol “DSSI” on the New York Stock Exchange. In the distribution, CPLP distributed one share of Diamond S common stock for every 10.19149 CPLP common units or 10.19149 CPLP general partner units held by such unitholder as of the record date for the distribution.

Immediately following the distribution, a series of mergers was completed as a result of which the Company acquired the business and operations of DSS LP. In this combination, the Company issued 27,165,695 additional shares of Diamond S common stock to DSS LP which in turn distributed these shares to its limited partners.

After giving effect to the distribution and mergers, there were 39,890,695 shares of Diamond S common stock outstanding.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under the heading “Credit Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the mergers that occurred immediately following the distribution, on March 27, 2019, the Company issued 27,165,695 additional shares of Diamond S common stock to DSS LP. These shares were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act. This issuance was not a “public offering” because only one person was involved in the transaction, the Company did not engage in general solicitation or advertising with regard to the issuance and sale of Diamond S common stock and the Company did not offer to the public in connection with the issuance to DSS LP.

Item 5.01.	Changes in Control of Registrant.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, the board of directors of the Company approved an amendment to the Diamond S Shipping Inc. 2019 Equity and Incentive Compensation Plan (the “Equity Plan”) to clarify that the definition of “Committee” as used in the Equity Plan means the board of directors of the Company with respect to Equity Plan participants who are non-employee directors of the Company. The amended Equity Plan is filed as Exhibit 10.9 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosures

On March 28, 2019, the Company issued the press release furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The Company previously provided the financial statements required by Item 9.01(a) of Form 8-K in the Information Statement.

(b)	Pro forma financial information

The Company previously provided the pro forma financial information required by Item 9.01(b) of Form 8-K in the Information Statement.

(d)	Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated March 27, 2019

10.2	Director Designation Agreement, dated March 27, 2019, with the Former CPLP Holders

10.3	Director Designation Agreement, dated March 27, 2019, with the WLR Investors

10.4	Director Designation Agreement, dated March 27, 2019, with the First Reserve Investors

10.5	Management and Services Agreement, dated March 27, 2019

10.6	Commercial Management Agreement, dated March 27, 2019

10.7	Form of Technical Management Agreement

10.8	Registration Rights Agreement, dated March 27, 2019

10.9	Diamond S Shipping Inc. 2019 Equity and Incentive Compensation Plan, amended as of March 27, 2019

99.1	Press Release, dated March 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND S SHIPPING INC.

By:	/s/ Florence Ioannou
	Name:	Florence Ioannou
	Title:	Chief Financial Officer

Date: March 29, 2019